BLACKROCK BOND FUND, INC.

AMENDMENT DATED SEPTEMBER 24, 2007

TO PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION,

EACH DATED JANUARY 25, 2007

This amendment relates to BlackRock Bond Fund (the “Fund”) and BlackRock High Income Fund (“High Income Fund”), each a series of BlackRock Bond Fund, Inc. (the “Corporation”).

On September 24, 2007, the Fund acquired substantially all of the assets and certain stated liabilities of BlackRock Total Return Portfolio (“Total Return Portfolio”), a portfolio of BlackRock Funds II (the “Reorganization”). In connection with the Reorganization, (i) the Fund issued Investor C, Class R and newly-created Investor B2, BlackRock and Service shares and (ii) each of the Fund and Master Bond Portfolio (the “Master Portfolio”), a series of Master Bond LLC, changed its investment objective and name. Although the Fund is the surviving entity in the Reorganization, Total Return Portfolio is the accounting survivor. As a result, the Fund assumed the performance history of Total Return Portfolio at the closing of the Reorganization. This amendment to the Prospectus and Statement of Additional Information of the Corporation should be read in conjunction with such documents, and provides certain additional information with respect to the matters described above, including information relating to:

•	the change in investment objective and names of the Fund and the Master Portfolio
•	the change in a non-fundamental investment policy of the Fund and the Master Portfolio
•	performance information relating to shares of the Fund based upon the performance history of Total Return Portfolio
•	fees and expenses of the newly-created Investor B2, Service and BlackRock shares of the Fund
•	certain other information regarding the newly-created shares
•	financial highlights of the Fund
•	financial highlights of High Income Fund
•	the incorporation by reference into the Statement of Additional Information of certain financial statements

An additional copy of the Corporation’s current Prospectus and/or a copy of the Corporation’s current Statement of Additional Information may be obtained at no cost at www.blackrock.com or by calling 1-800-441-7762.

Change in Investment Objective and Names

The Fund is organized in a “master/feeder” structure and is a feeder fund that invests all of its assets in the Master Portfolio that has the same investment objective and strategies as the Fund.

The sections “Key Facts—BlackRock Bond Fund at a Glance—What are the Funds’ investment objectives?” on page 3 and “Details About the Funds—How Each Fund Invests” on page 15 of the Corporation’s current Prospectus and “Part I: Information About BlackRock Bond Fund, Inc.—I. Investment Objectives and Policies” on page I-1 of the Corporation’s current Statement of Additional Information are amended to reflect the new investment objective of the Fund as described herein. The Corporation’s current Prospectus and Statement of Additional Information are also amended to replace references to “Bond Fund” with references to “BlackRock Total Return Fund.”

Effective September 24, 2007, each of the Fund and the Master Portfolio changed its investment objective to the following: to realize a total return that exceeds that of the Lehman Brothers U.S. Aggregate Index. The Lehman Brothers U.S. Aggregate Index is a widely recognized unmanaged market-weighted index. The investment objective of the Fund and the Master Portfolio is a fundamental policy that may be changed only by shareholder vote.

As of September 24, 2007, the Fund changed its name to “BlackRock Total Return Fund,” and the Master Portfolio changed its name to “Master Total Return Portfolio.”

The change in investment objective is not expected to materially change the manner in which either the Fund or the Master Portfolio is managed. Also, the principal risks of investing in the Fund and the Master Portfolio will not be changed in any material respect by this change in investment objective. The change in investment objective, however, is expected to provide the portfolio management team with greater flexibility in managing the portfolio.

Change in Non-Fundamental Investment Policy

“Details About the Funds—How Each Fund Invests—Bond Fund—Other Strategies” on page 18 of the Corporation’s current Prospectus is amended as follows:

Each of the Fund and the Master Portfolio has changed its non-fundamental investment policy regarding investments in below-investment-grade securities to increase from 10% to 20% the amount that the Fund and the Master Portfolio may invest in such securities.

Investor B2, BlackRock and Service Shares

Effective September 24, 2007, the Fund began offering Investor B2, BlackRock and Service shares to certain qualified investors.

Performance Information

The bar chart and table and related disclosure set forth in “Key Facts—Risk/Return Bar Chart for the Bond Fund” set forth on pages 8-9 of the Corporation’s current Prospectus are amended by replacing such information with the bar chart, table and related disclosure below.

As discussed above, on September 24, 2007, the Fund reorganized with Total Return Portfolio, and Total Return Portfolio is the accounting survivor of the Reorganization. The bar chart and table below are based on the performance information of Total Return Portfolio and provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance for Investor A shares (based on the performance of the BlackRock shares of Total Return Portfolio adjusted to reflect the distribution and service (12b-1) and other fees that are applicable to Investor A shares of the Fund) for each of the complete calendar years since the inception of Total Return Portfolio. The information shows you how performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the average annual total returns of each class of shares to that of the Lehman Brothers U.S. Aggregate Index, Total Return Portfolio’s benchmark index, a widely recognized unmanaged market-weighted index. As with all such investments, past performance is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. If certain Total Return Portfolio expenses had not been waived or reimbursed during these periods, returns would have been lower. How the Total Return Portfolio performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Future fees and expenses may be greater or less than those indicated below.

During the period shown in the bar chart, the highest return for a quarter was +3.43% (quarter ended September 30, 2002) and the lowest return for a quarter was -2.09% (quarter ended June 30, 2004). The year-to-date return as of June 30, 2007 was +0.13%.

After-tax returns are shown only for Investor A shares and will vary for other classes. The after-tax returns are calculated using the historical highest applicable marginal Federal individual income tax rates in effect during the periods measured. The after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts or through tax-advantaged education savings accounts.

Average Annual Total Returns (for the periods ended December 31, 2006)	One Year	Five Years	Life of Fund**
Investor A(1) Return Before Taxes* Return After Taxes on Distributions* Return After Taxes on Distributions and Sale of Fund Shares*	-0.36% -1.94% -0.26%	3.68% 1.91% 2.08%	3.82% 2.06% 2.21%
Investor A1(1)(2) Return Before Taxes*	2.93%	4.48%	4.62%
Investor B(1)(3) Return Before Taxes*	-0.72%	3.65%	3.96%
Investor B1(1)(4) Return Before Taxes*	2.55%	4.28%	4.41%
Investor B2(5) Return Before Taxes*	-1.43%	3.41%	3.74%
Investor C(6) Return Before Taxes*	1.96%	3.74%	3.89%
Investor C1(1)(7) Return Before Taxes*	2.23%	3.95%	4.09%
Investor C2(1)(8) Return Before Taxes*	2.55%	4.28%	4.41%
Institutional (1) Return Before Taxes*	4.10%	4.83%	4.97%
Class R(9) Return Before Taxes*	3.66%	4.30%	4.43%
Service(10) Return Before Taxes*	3.68%	4.42%	4.56%
BlackRock(11) Return Before Taxes*	4.25%	4.98%	5.12%
Lehman Brothers U.S. Aggregate Index†	4.33%	5.06%	5.17%

*	Includes all applicable fees and sales charges. The information for the Fund in the chart and table assumes reinvestment of dividends and distributions.
**	Inception date of Total Return Portfolio’s oldest class(es) is December 7, 2001.
(1)	The performance of each of the Investor A, Investor A1, Investor B, Investor B1, Investor C1, Investor C2 and Institutional shares of the Fund is based on the performance of the BlackRock shares of Total Return Portfolio adjusted to reflect the distribution and service (12b-1) and other fees, if any, that are applicable to such class of shares of the Fund.
(2)	Investor A1 shares are not generally available for purchase except for dividend and capital gain reinvestment for existing shareholders and to certain qualified employee benefit plans. See “Your Account—How to Buy, Sell, Transfer and Exchange Shares.”
(3)	As of October 2, 2006, Investor B shares are not generally available for purchase but are available for exchanges, for dividend and capital gain reinvestment for existing shareholders and to certain qualified employee benefit plans. See “Your Account—How to Buy, Sell, Transfer and Exchange Shares.”
(4)	Investor B1 shares are not generally available for purchase except for dividend and capital gain reinvestment for existing shareholders and to certain qualified employee benefit plans. See “Your Account—How to Buy, Sell, Transfer and Exchange Shares.”
(5)	Investor B2 shares are not generally available for purchase but are available for exchange and for dividend and capital gain reinvestment and to certain qualified employee benefit plans. The performance of Investor B2 shares of the Fund is based on the performance of the Investor B shares of Total Return Portfolio, with no adjustments.
(6)	The performance of Investor C shares of the Fund is based on the performance of the Investor C shares of Total Return Portfolio, with no adjustments.
(7)	Investor C1 shares are not generally available for purchase but are available for dividend and capital gain reinvestment for existing shareholders and to certain qualified employee benefit plans. See “Your Account—How to Buy, Sell, Transfer and Exchange Shares.”
(8)	Investor C2 shares are not generally available for purchase but are available for dividend and capital gain reinvestment for existing shareholders and to certain qualified employee benefit plans. See “Your Account—How to Buy, Sell, Transfer and Exchange Shares.”
(9)	The performance of Class R shares of the Fund is based on the performance of the R shares of Total Return Portfolio. Prior to the Total Return Portfolio R shares inception date, the Class R performance is based on the performance of the BlackRock shares of the Total Return Portfolio adjusted to reflect the distribution and service (12b-1) and other fees, if any, that are applicable to Class R shares.
(10)	The performance of Service shares of the Fund is based on the performance of the Investor A shares of Total Return Portfolio adjusted to reflect the distribution and service (12b-1) and other fees, if any, that are applicable to Investor A shares.
(11)	The performance of BlackRock shares of the Fund is based on the performance of the BlackRock shares of Total Return Portfolio, with no adjustments.
†	The Lehman Brothers U.S. Aggregate Index, a widely recognized unmanaged market-weighted index, is comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and Government agency issues with at least one year to maturity. Performance of the index does not reflect the deduction of fees, expenses or taxes. Past performance is not predictive of future performance.

Fees and Expenses

“Key Facts—Fees and Expenses for the Bond Fund” as set forth on pages 12-14 of the Corporation’s current Prospectus, is amended to add the information set forth below relating to the newly-created Investor B2, Service and BlackRock shares.

The Fund offers twelve different classes of shares. This table describes the fees and expenses that you may pay if you buy and hold Investor B2, BlackRock or Service shares of the Fund. Future expenses may be greater or less than those indicated below.

Shareholder Fees (fees paid directly from your investment)(a):	Investor B2(b)		BlackRock	Service
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	None		None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	4.50	%(c)	None	None
Maximum Sales Charge (Load) imposed on Dividend Reinvestments	None		None	None
Redemption Fee	None		None	None
Exchange Fee	None		None	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):	Investor B2	BlackRock	Service
Management Fee(g)	0.43%	0.43%	0.43%
Distribution and/or Service (12b-1) Fees	1.00%	None	0.25%
Other Expenses (including administration and transfer agency fees)(d)(e)	0.18%	0.06%	0.32%

Total Annual Fund Operating Expenses(f)	1.61%	0.49%	1.00%
Fee Waiver and/or Expense Reimbursement(g)	(0.06)%	(0.08)%	(0.14)%

Net Total Annual Fund Operating Expenses(f)	1.55%	0.41%	0.86%

(a)	In addition, certain selected securities dealers or other financial intermediaries may charge clients a processing fee when a client buys or redeems shares. For example, Merrill Lynch generally charges a fee of $5.35 when a client buys or redeems shares. Also, PFPC Inc., the transfer agent, charges a fee of $7.50 for redemption payments made by wire transfer and $15 for redemption by check sent via overnight mail. See “Your Account—How to Buy, Sell, Transfer and Exchange Shares.”
(b)	Investor B2 shares automatically convert to Investor A shares of the Fund about seven years after initial purchase and will no longer be subject to distribution fees. Investor B2 shares generally are not available for purchase but are available for exchange and for dividend and capital gain reinvestment and to certain qualified employee benefit plans.
(c)	Some investors may qualify for reductions in or waivers of the sales charge (load).
(d)	PFPC Inc., an affiliate of BlackRock Advisors, LLC (“BlackRock Advisors” or the “Investment Adviser”), provides transfer agency services to the Fund. The Fund pays a fee for these services. The Investment Adviser or its affiliates also provide certain accounting services to the Fund. The Fund reimburses the Investment Adviser or its affiliates for such services. Other Expenses have been estimated based on estimated asset levels and expenses for the current fiscal year.
(e)	Includes the expenses of both the Fund and the Fund’s share of the expenses of the Master Portfolio, which includes acquired fund fees and expenses attributable to the Master Portfolio of 0.01%.
(f)	A portion of the total operating expenses incurred by the Fund is actually incurred by the Master Portfolio. As a feeder of the Master Portfolio, the Fund incurs its proportionate share of the expenses incurred by the Master Portfolio, including investment advisory fees, certain professional fees, accounting fees, custody fees and directors fees.
(g)	BlackRock Advisors receives a fee from the Master Portfolio at the annual rate of 0.06% of the Master Portfolio’s average daily net assets, a portion of which is paid indirectly by the Fund, and receives a fee from the Fund at the annual rate of 0.37% of the Fund’s average daily net assets for an overall advisory fee rate to be paid by the Fund of 0.43%. However, BlackRock Advisors has contractually agreed to waive the Fund’s advisory fee in the amount of the Fund’s share of the advisory fee paid by the Master Portfolio for as long as the Fund invests in the Master Portfolio. After giving effect to this waiver, BlackRock Advisors receives a fee from the Fund (including the fee paid indirectly through the Master Portfolio) at the annual rate of 0.37% of the Fund’s average daily net assets. In addition, BlackRock Advisors has contractually agreed to waive and/or reimburse fees and/or expenses in order to limit expenses (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) as a percentage of average daily net assets allocated to each class of the Fund as follows: 1.65% (for Investor B2 shares), 0.85% (for Service shares) and 0.40% (for BlackRock shares), until February 1, 2008. In addition to the contractual waivers described above, BlackRock Advisors has voluntarily agreed to waive and/or reimburse fees or expenses in order to limit expenses (excluding interest expense, acquired fund fees and expenses and certain other fund expenses) as a percentage of average daily net assets allocated to each class of the Fund as follows: 1.53% (for Investor B2 shares) and 0.76% (for Service shares). BlackRock Advisors may discontinue or reduce this voluntary waiver and/or reimbursement of fees and/or expenses at any time without notice; however, BlackRock Advisors has agreed not to reduce or discontinue this voluntary waiver or reimbursement until September 30, 2008, unless approved by the Directors of the Fund, including a majority of the non-interested Directors.

Examples:

These examples are intended to help you compare the cost of investing in Investor B2, BlackRock and Service shares of the Fund with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, that apply to the particular class, and that the Fund’s operating expenses remain the same. These assumptions are not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in these examples. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

EXPENSES IF YOU DID REDEEM YOUR SHARES*:

	1 Year	3 Years†	5 Years†	10 Years†
Investor B2	$608	$840	$1,045	$1,565	**
BlackRock	$42	$136	$239	$540
Service	$88	$292	$512	$1,147

EXPENSES IF YOU DID NOT REDEEM YOUR SHARES*:

	1 Year	3 Years†	5 Years†	10 Years†
Investor B2	$158	$490	$845	$1,565	**
BlackRock	$42	$136	$239	$540
Service	$88	$292	$512	$1,147

*	The expenses include the expenses of both the Fund and the Master Portfolio in which it invests.
**	Assumes conversion to Investor A shares approximately seven years after purchase.
†	Does not reflect the continuation beyond one year of the class specific contractual expense cap agreements described in footnote (g) to the fee table.

Information Regarding Newly-Created Shares

“Your Account—Pricing of Shares” set forth on pages 28-39 in the Corporation’s current Prospectus is amended to add the information provided below regarding the newly-created shares.

With the addition of the Investor B2, BlackRock and Service shares, the Fund offers twelve classes of shares. Investors in the Fund may choose from among Investor A shares, Investor C shares, Institutional shares, Class R shares, BlackRock shares and Service shares, subject to eligibility requirements. Investor A1 shares, Investor B1 shares, Investor C1 shares and Investor C2 shares are not generally available for purchase except for dividend and capital gain reinvestment for existing shareholders and to certain qualified employee benefit plans. Investor B and Investor B2 shares are not generally available for purchase but are available for exchanges, for dividend and capital gain reinvestment for existing shareholders and to certain qualified employee benefit plans.

Your financial adviser can help you determine whether you are eligible to buy BlackRock or Service shares.

To better understand the pricing of the Fund’s Investor B2, BlackRock and Service shares, we have summarized the information below.

	Investor B2	BlackRock	Service
Availability	Available only for exchanges and dividend and capital gain reinvestment and for purchase by certain qualified employee benefit plans.	Limited to certain eligible investors including: • Institutional investors • Registered investment advisers • Certain fee-based programs

Limited to certain eligible investors including:

•     Certain financial institutions, such as banks and brokerage firms, acting on behalf of their customers

•     Certain persons who were shareholders of the Compass Capital Group of Funds at the time of its combination with The PNC® Fund in 1996

•     Participants in the Capital DirectionsSM asset allocation program

•     Certain persons who were shareholders of Total Return Portfolio, a portfolio of BlackRock Funds II, at the time of its combination with the Fund effective September 24, 2007

Initial Sales Charge?	No. Entire purchase price is invested in shares of the Fund.	No. Entire purchase price is invested in shares of the Fund.	No. Entire purchase price is invested in shares of the Fund.

Deferred Sales Charge?	Yes. Payable if you redeem within six years of purchase.	No.	No.

Service and Distribution Fees?	0.25% Annual Service Fee; 0.75% Annual Distribution Fee	No.	0.25% Annual Service Fee. No Distribution Fee.

Conversion to Investor A shares?	Yes, automatically after approximately seven years.	No.	No.

Please see “Your Account—How to Buy, Sell, Transfer and Exchange Shares” in the Corporation’s current Prospectus and/or contact your financial adviser, selected securities dealer or other financial intermediary for more information about the purchase, sale, transfer or exchange of the Fund’s Investor B2, BlackRock or Service shares.

Investor B2 Shares—Deferred Sales Charge Options

If you select Investor B2 shares, you do not pay an initial sales charge at the time of purchase. Investor B2 shares are available only for exchanges and for dividend and capital gain reinvestment and for purchase by certain qualified employee benefit plans. If you are a current shareholder of Investor B2 shares, you may exchange your Investor B2 shares for Investor B shares of another BlackRock Fund. The deferred sales charge that would have applied to a redemption of your original shares will also apply to a redemption of the shares you acquire in the exchange.

If you redeem your Investor B2 shares within six years after purchase, you may be required to pay a deferred sales charge. No deferred sales charge applies to shares that you buy through reinvestment of dividends or capital gains. You will also pay ongoing combined distribution and service fees of 1.00%.

Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges. Each Distributor uses the money that it receives from the deferred sales charges and the distribution fees to cover the costs of marketing, advertising and compensating the financial adviser, selected securities dealer or other financial intermediary who assists you in purchasing Fund shares.

Each Distributor currently pays dealers a sales concession of 4.00% (for Investor B2 shares) of the purchase price from its own resources at the time of sale. Each Distributor also normally pays the annual Investor B2 service fee to dealers as a shareholder servicing fee on a monthly basis. Each Distributor normally retains the Investor B2 distribution fee.

Investor B2 Shares

If you redeem Investor B2 shares of the Fund within six years after purchase, you may be charged a deferred sales charge. The amount of the charge gradually decreases as you hold your shares over time, according to the following schedule:

Years Since Purchase	Sales Charge*
0-1	4.50%
1-2	4.00%
2-3	3.50%
3-4	3.00%
4-5	2.00%
5-6	1.00%
6 and thereafter	0.00%

*	The percentage charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. Shares acquired through reinvestment of dividends are not subject to a deferred sales charge. Not all BlackRock Funds have identical deferred sales charge schedules. If you exchange your shares for shares of another fund, the original charge will apply.

Your Investor B2 shares convert automatically into Investor A approximately seven years after purchase. Any Investor B2 shares received through reinvestment of dividends paid on converting shares will also convert pro rata based on the amount of shares being converted. Investor A shares are subject to lower annual expenses than Investor B2 shares. The conversion of Investor B2 shares to Investor A is not a taxable event for federal income tax purposes.

Different conversion schedules apply to Investor B shares of different BlackRock Funds. For example, Investor B shares of a fixed-income fund typically convert approximately ten years after purchase compared to approximately eight years for equity funds. If you exchange your Investor B2 shares for Investor B shares of another fund with a different conversion schedule, the conversion schedule that applies to the shares you acquire in the exchange will apply. The length of time that you hold both the original and exchanged shares in both funds will count toward the conversion schedule. The conversion schedule may be modified in certain other cases as well.

Financial Highlights

“Management of the Funds—Financial Highlights” set forth on pages 63-67 in the Corporation’s current Prospectus is amended by replacing the financial highlights relating to the Fund with the Financial Highlights set forth below.

Set forth below is the Financial Highlights table of Total Return Portfolio, the accounting survivor of the Reorganization, from the March 31, 2007 Semi-Annual Report. Certain information reflects the financial results for a single Total Return Portfolio share. The total returns in the table represent the rate an investor would have earned or lost on an investment in Total Return Portfolio (assuming reinvestment of all dividends). The information for each period, with the exception of the six months ended March 31, 2007, has been audited by Deloitte & Touche LLP, whose report, along with Total Return Portfolio’s financial statements, is included in BlackRock Funds’ September 30, 2006 Annual Report, which is available upon request at no charge by calling 1-800-441-7762 between 8:00 a.m. and 6:00 p.m. (Eastern time), Monday to Friday.

	INVESTOR A CLASS[11]						INVESTOR B CLASS[12]
TOTAL RETURN PORTFOLIO	SIX MONTH PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30				PERIOD ENDED 9/30/02[1,2]	SIX MONTH PERIOD ENDED 3/31/07 (UNAUDITED)		YEAR ENDED SEPTEMBER 30				PERIOD ENDED 9/30/02[1,2]
		2006	2005	2004	2003[1]				2006	2005	2004	2003[1]
Net asset value, beginning of period	$10.15	$10.28	$10.35	$10.46	$10.31	$10.00	$10.14		$10.27	$10.34	$10.46	$10.31	$10.00

Net investment income	0.21 [3]	0.40 [3]	0.36 [3]	0.33 [3]	0.37 [4]	0.08	0.20	[3]	0.33 [3]	0.29 [3]	0.25 [3]	0.29 [4]	0.43
Net realized and unrealized gain (loss) on investments	0.01	(0.07)	(0.07)	—	0.29 [4]	0.59	—		(0.08)	(0.08)	—	0.29 [4]	0.21

Net increase from investment operations	0.22	0.33	0.29	0.33	0.66	0.67	0.20		0.25	0.21	0.25	0.58	0.64

Dividends and distributions from:
Net investment income	(0.23)	(0.41)	(0.36)	(0.31)	(0.45)	(0.36)	(0.21)		(0.33)	(0.28)	(0.24)	(0.37)	(0.33)
Net realized gains	—	(0.05)	—	(0.13)	(0.06)	—	—		(0.05)	—	(0.13)	(0.06)	—

Total dividends and distributions	(0.23)	(0.46)	(0.36)	(0.44)	(0.51)	(0.36)	(0.21)		(0.38)	(0.28)	(0.37)	(0.43)	(0.33)

Net asset value, end of period	$10.14	$10.15	$10.28	$10.35	$10.46	$10.31	$10.13		$10.14	$10.27	$10.34	$10.46	$10.31

Total return	2.17%[5,9]	3.28%[9]	2.79%[9]	3.25%[9]	6.47%[9]	6.88%[5,9]	1.96	%5.9	2.50%[9]	2.02%[9]	2.38%[9]	5.68%[9]	6.46%[5,9]

Ratios/Supplemental data:
Net assets, end of period (000)	$1,165	$298	$88	$9	$8	$2	$735		$226	$137	$103	$80	$— [8]
Ratio of net expenses to average net assets	0.77%[6]	0.88%	0.80%	0.86%	0.90%	0.99%[6]	1.09%[6]		1.62%	1.56%	1.63%	1.65%	1.74%[6]
Ratio of net expenses to average net assets (excluding interest expense)	0.76%[6]	0.88%	0.80%	0.86%	0.90%	0.99%[6]	1.08%[6]		1.62%	1.56%	1.63%	1.65%	1.74%[6]
Ratio of total expenses to average net assets (excluding waivers)	1.18%[6]	2.13%	1.19%	1.28%	1.25%	1.40%[6]	1.34%[6]		3.30%	1.84%	1.97%	2.00%	2.15%[6]
Ratio of net investment income to average net assets	4.25%[6]	4.03%	3.56%	3.21%	3.12%[4]	3.33%[6]	3.99%[6]		3.29%	2.84%	2.46%	2.36%[4]	2.58%[6]
Ratio of net investment income to average net assets (excluding waivers)	3.84%[6]	2.78%	3.17%	2.79%	2.77%[4]	2.91%[6]	3.74%[6]		1.61%	2.56%	2.12%	2.01%[4]	2.16%[6]
Portfolio turnover rate	118%	192%	358%	412%	1,021%[7]	330%	118%		192%	358%	412%	1,021%[7]	330%

TOTAL RETURN PORTFOLIO	INVESTOR C CLASS[13]						INSTITUTIONAL CLASS[14]
	SIX MONTH PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30				PERIOD ENDED 9/30/02[1,2]	SIX MONTH PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30				PERIOD ENDED 9/30/02[1,2]
		2006	2005	2004	2003[1]			2006	2005	2004	2003[1]
Net asset value, beginning of period	$10.13	$10.26	$10.33	$10.46	$10.31	$10.00	$10.09	$10.21	$10.28	$10.46	$10.31	$10.00

Net investment income	0.17 [3]	0.33 [3]	0.28 [3]	0.27 [3]	0.29 [4]	0.43	0.23 [3]	0.45 [3]	0.47 [3]	0.28 [3]	0.40 [4]	0.24
Net realized and unrealized gain (loss) on investments	0.01	(0.08)	(0.07)	(0.03)	0.29 [4]	0.21	—	(0.07)	(0.16)	0.02	0.29 [4]	0.47

Net increase from investment operations	0.18	0.25	0.21	0.24	0.58	0.64	0.23	0.38	0.31	0.30	0.69	0.71

Dividends and distributions from:
Net investment income	(0.19)	(0.33)	(0.28)	(0.24)	(0.37)	(0.33)	(0.25)	(0.45)	(0.38)	(0.35)	(0.48)	(0.40)
Net realized gains	—	(0.05)	—	(0.13)	(0.06)	—	—	(0.05)	—	(0.13)	(0.06)	—

Total dividends and distributions	(0.19)	(0.38)	(0.28)	(0.37)	(0.43)	(0.33)	(0.25)	(0.50)	(0.38)	(0.48)	(0.54)	(0.40)

Net asset value, end of period	$10.12	$10.13	$10.26	$10.33	$10.46	$10.31	$10.07	$10.09	$10.21	$10.28	$10.46	$10.31

Total return	1.80%[5,9]	2.50%[9]	2.02%[9]	2.28%[9]	5.68%[9]	6.46%[5,9]	2.27%[5]	3.79%	3.08%	2.91%	6.84%	7.21%[5]

Ratios/Supplemental data:
Net assets, end of period (000)	$2,216	$102	$53	$— [8]	$— [8]	$— [8]	$5,958	$4,402	$— [8]	$— [8]	$— [8]	$— [8]
Ratio of net expenses to average net assets	1.41%[6]	1.62%	1.55%	1.63%	1.65%	1.74%[6]	0.45%[6]	0.45%	0.55%	0.55%	0.55%	0.52%[6]
Ratio of net expenses to average net assets (excluding interest expense)	1.40%[6]	1.62%	1.56%	1.63%	1.65%	1.74%[6]	0.44%[6]	0.45%	0.55%	0.55%	0.55%	0.52%[6]
Ratio of total expenses to average net assets (excluding waivers)	1.65%[6]	10.03%	1.84%	1.97%	2.00%	2.15%[6]	0.69%[6]	0.83%	0.83%	0.82%	0.90%	0.93%[6]
Ratio of net investment income to average net assets	3.47%[6]	3.27%	2.78%	2.46%	2.37%[4]	2.58%[6]	4.63%[6]	4.57%	3.83%	3.53%	3.47%[4]	3.80%[6]
Ratio of net investment income to average net assets (excluding waivers)	3.23%[6]	(5.14)%	2.49%	2.12%	2.02%[4]	2.16%[6]	4.39%[6]	4.18%	3.55%	3.26%	3.12%[4]	3.38%[6]
Portfolio turnover rate	118%	192%	358%	412%	1,021%[7]	330%	118%	192%	358%	412%	1,021%[7]	330%

	R CLASS[15]	SERVICE CLASS[16]
	PERIOD ENDED 3/31/07[10] (UNAUDITED)	SIX MONTH PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30				PERIOD ENDED 9/30/02[1,2]
TOTAL RETURN PORTFOLIO			2006	2005	2004	2003[1]
Net asset value, beginning of period	$10.15	$10.21	$10.33	$10.40	$10.46	$10.31	$10.00

Net investment income	0.20 [3]	0.21 [3]	0.40 [3]	0.38 [3]	0.38 [3]	0.37 [4]	0.23
Net realized and unrealized gain (loss) on investments	(0.01)	—	(0.06)	(0.09)	0.01	0.29 [4]	0.48

Net increase from investment operations	0.19	0.21	0.34	0.29	0.39	0.66	0.71

Dividends and distributions from:
Net investment income	(0.21)	(0.23)	(0.41)	(0.36)	(0.32)	(0.45)	(0.40)
Net realized gains	—	—	(0.05)	—	(0.13)	(0.06)	—

Total dividends and distributions	(0.21)	(0.23)	(0.46)	(0.36)	(0.45)	(0.51)	(0.40)

Net asset value, end of period	$10.13	$10.19	$10.21	$10.33	$10.40	$10.46	$10.31

Total return	2.03%[5]	2.04%[5]	3.38%	2.77%	3.78%	6.53%	7.22%[5]

Ratios/Supplemental data:
Net assets, end of period (000)	$20	$20	$— [8]	$— [8]	$29	$— [8]	$— [8]
Ratio of net expenses to average net assets	1.11%[6]	0.82%[6]	0.88%	0.80%	0.78%	0.85%	0.82%[6]
Ratio of net expenses to average net assets (excluding interest expense)	1.10%[6]	0.81%[6]	0.85%	0.80%	0.78%	0.85%	0.82%[6]
Ratio of total expenses to average net assets (excluding waivers)	1.38%[6]	1.10%[6]	31.07%	1.08%	1.07%	1.20%	1.23%[6]
Ratio of net investment income to average net assets	4.01%[6]	4.21%[6]	3.93%	3.57%	3.74%	3.17%[4]	3.50%[6]
Ratio of net investment income to average net assets (excluding waivers)	3.74%[6]	3.93%[6]	(26.27)%	3.29%	3.45%	2.82%[4]	3.08%[6]
Portfolio turnover rate	118%	118%	192%	358%	412%	1,021%[7]	330%

	BLACKROCK CLASS[17]
	SIX MONTH PERIOD ENDED 3/31/07 (UNAUDITED)	YEAR ENDED SEPTEMBER 30				PERIOD ENDED 9/30/02[1,2]
TOTAL RETURN PORTFOLIO		2006	2005	2004	2003[1]
Net asset value, beginning of period	$10.14	$10.27	$10.34	$10.46	$10.31	$10.00

Net investment income	0.23 [3]	0.45 [3]	0.41 [3]	0.38 [3]	0.42 [4]	0.40
Net realized and unrealized gain (loss) on investments	0.01	(0.08)	(0.08)	(0.01)	0.29 [4]	0.32

Net increase from investment operations	0.24	0.37	0.33	0.37	0.71	0.72

Dividends and distributions from:
Net investment income	(0.25)	(0.45)	(0.40)	(0.36)	(0.50)	(0.41)
Net realized gains	—	(0.05)	—	(0.13)	(0.06)	—

Total dividends and distributions	(0.25)	(0.50)	(0.40)	(0.49)	(0.56)	(0.41)

Net asset value, end of period	$10.13	$10.14	$10.27	$10.34	$10.46	$10.31

Total return	2.38%[5]	3.76%	3.21%	3.65%	7.00%	7.37%[5]

Ratios/Supplemental data:
Net assets, end of period (000)	$471,083	$366,353	$326,033	$285,096	$224,248	$95,503
Ratio of net expenses to average net assets	0.41%[6]	0.40%	0.40%	0.40%	0.40%	0.32%[6]
Ratio of net expenses to average net assets (excluding interest expense)	0.40%[6]	0.40%	0.40%	0.40%	0.40%	0.32%[6]
Ratio of total expenses to average net assets (excluding waivers)	0.68%[6]	0.69%	0.72%	0.71%	0.75%	0.72%[6]
Ratio of net investment income to average net assets	4.65%[6]	4.50%	3.98%	3.68%	3.61%[4]	3.94%[6]
Ratio of net investment income to average net assets (excluding waivers)	4.38%[6]	4.21%	3.66%	3.37%	3.26%[4]	3.54%[6]
Portfolio turnover rate	118%	192%	358%	412%	1,021%[7]	330%

1	Audited by other auditors.
2	Commencement of operations of share class effective December 7, 2001.
3	Calculated using the average shares outstanding method.
4	As discussed in our prior year financial statements, certain prior year amounts were reclassified to conform to new presentation guidelines.
5	Not annualized.
6	Annualized.
7	Includes dollar roll transactions, excluding these transactions the portfolio turnover would have been 319%.
8	Net assets end of period are less than $500.
9	Neither front-end sales load nor contingent deferred sales load is reflected in total return.
10	Commencement of operations of R Class effective October 2, 2006.
11	In the Reorganization, holders of Investor A shares of Total Return Portfolio received newly-created Service shares of the Fund.
12	In the Reorganization, holders of Investor B shares of Total Return Portfolio received newly-created Investor B2 shares of the Fund.
13	In the Reorganization, holders of Investor C shares of Total Return Portfolio received Investor C shares of the Fund.
14	In the Reorganization, holders of Institutional shares of Total Return Portfolio received newly-created BlackRock shares of the Fund.
15	In the Reorganization, holders of R shares of Total Return Portfolio received Class R shares of the Fund.
16	In the Reorganization, holders of Service shares of Total Return Portfolio received newly-created Service shares of the Fund.
17	In the Reorganization, holders of BlackRock shares of Total Return Portfolio received newly-created BlackRock shares of the Fund.

Financial Highlights-High Income Fund of BlackRock Bond Fund, Inc.

“Management of the Funds—Financial Highlights” set forth on pages 59-62 of the Corporation’s current Prospectus is amended to add the financial highlights set forth below relating to the BlackRock High Income Fund of BlackRock Bond Fund, Inc.

Set forth below is the financial highlights table for High Income Fund of BlackRock Bond Fund, Inc. for the six months ended March 31, 2007 from the March 31, 2007 Semi Annual Report.

	For the Six Months Ended March 31, 2007 (unaudited)
	Investor A		Investor B		Investor C#		Investor C1		Institutional
Per Share Operating Performance
Net asset value, beginning of period	$5.12		$5.12		$5.13		$5.12		$5.12

Investment income—net	.19++		.17++		.14++		.17++		.19++
Realized and unrealized gain (loss)—net	.20	**	.20	**	.23	**	.20	**	.20	**

Total from investment operations	.39		.37		.37		.37		.39

Less dividends from investment income—net	(.19)		(.17)		(.17)		(.17)		(.19)

Net asset value, end of period	$5.32		$5.32		$5.33		$5.32		$5.32

Total Investment Return***
Based on net asset value per share	7.66	%+++	7.38	%+++	7.21	%+++	7.35	%+++	7.79	%+++

Ratios Based on Average Net Assets
Expenses	.89	%*	1.40	%*	1.68	%*	1.46	%*	.64	%*

Investment income—net	7.17	%*	6.65	%*	6.39	%*	6.59	%*	7.42	%*

Supplemental Data
Net assets, end of period (in thousands)	$609,067		$224,697		$37,671		$270,042		$349,593

Portfolio turnover	50.75%		50.75%		50.75%		50.75%		50.75%

*	Annualized.
**	Includes a redemption fee, which is less than $.01 per share.
***	Total investment returns exclude the effects of any sales charge.
++	Based on average shares outstanding.
+++	Aggregate total investment return.
#	For the period October 2, 2006 (commencement of operations) to March 31, 2007.

Financial Statements

Because, as discussed above, Total Return Portfolio is the accounting survivor of the Reorganization, the Statement of Additional Information of BlackRock Bond Fund, Inc. is amended to incorporate the financial statements of BlackRock Total Return Portfolio of BlackRock Funds II, by reference to the March 31, 2007 Semi-Annual Report and the September 30, 2006 Annual Report of BlackRock Funds, including the report of the independent registered public accounting firm on the audited financial statements included therein, (until June 8, 2007, Total Return Portfolio was a series of BlackRock Funds; effective June 8, 2007, pursuant to a reorganization transaction, Total Return Portfolio became a series of BlackRock Funds II). The Statement of Additional Information is also amended to include the financial statements of High Income Fund of BlackRock Bond Fund, Inc. by reference to the High Income Fund 2007 Semi-Annual Report of BlackRock Bond Fund, Inc. You may request a copy of the Annual and Semi-Annual Reports at no charge by calling 1-800-441-7762 between 8:00 a.m. and 6:00 p.m. (Eastern time), Monday to Friday.

10046-0907-SUP1